UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under to § 240.14a-12

PERSPECTIVE THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 16, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders, and any adjournment, postponement or other delay thereof (the “Annual Meeting”), of Perspective Therapeutics, Inc., a Delaware corporation (“Perspective,” the “Company,” “we” or “us”), which will be held at 2401 Elliott Avenue, Suite 320, Seattle, WA 98121 at 8:30 a.m. Pacific Time on Wednesday, May 28, 2025, for the following purposes:

1.
To elect five directors to the Company’s board of directors (the “Election Proposal”);
2.
To ratify the appointment of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);
3.
To conduct a non-binding advisory vote to approve the compensation of our named executive officers (the “Say on Pay Proposal”); and
4.
To conduct any other business properly brought before the Annual Meeting.

The Board unanimously recommends that you vote “FOR ALL” on the Election Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Say on Pay Proposal.

The enclosed Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted at the Annual Meeting. This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being mailed on or prior to April 16, 2025, to stockholders of record on April 2, 2025.

The Company’s principal executive office is 2401 Elliott Avenue, Suite 320, Seattle, WA 98121.

As we have done in the past, this year, in accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient and less costly and helps in conserving natural resources.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares of our common stock as soon as possible. You may vote prior to the Annual Meeting via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting. If you do attend the Annual Meeting, you may change your vote by voting personally on each matter brought before the meeting. If you hold your shares of our common stock in “street name” through a broker, bank or other nominee, you should instruct your broker, bank or other nominee how to vote your shares of our common stock in accordance with the voting instruction form that you will receive from your broker, bank or other nominee.

Your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a proxy card and a voting instruction form by mail, that you complete, sign and date the proxy card or voting information form and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may change your vote by voting personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

If You Plan to Attend in Person:

Please note that space limitations make it necessary to limit attendance to stockholders. Admission to the meeting will be on a first-come, first-served basis. Stockholders holding shares of our common stock in “street name” through a broker, bank or other nominee will need to obtain a legal proxy from their broker, bank or

i

other nominee in order to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

/s/ Johan (Thijs) Spoor

Johan (Thijs) Spoor

Chief Executive Officer

Perspective Therapeutics, Inc.

2401 Elliott Avenue, Suite 320

Seattle, WA 98121

PERSPECTIVE THERAPEUTICS, INC.

NOTICE OF 2025 ANNUAL MEETING

OF STOCKHOLDERS

TIME AND DATE	8:30 a.m. Pacific Time, on Wednesday, May 28, 2025

PLACE	2401 Elliott Avenue, Suite 320, Seattle, WA 98121

ITEMS OF BUSINESS

1.
To consider and vote on a proposal to elect five directors of Perspective Therapeutics, Inc., a Delaware corporation (“Perspective,” the “Company,” “we,” “us”), to hold office until the Company’s 2026 Annual Meeting of Stockholders and until his or her successor has been elected and qualified (the “Election Proposal”).
2.
To consider and vote on a proposal to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).
3.
To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say on Pay Proposal”).
4.
To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

RECOMMENDATIONS

The Board of Directors recommends that you vote “FOR ALL” for the election of each nominee for the Board of Directors in Proposal 1 and “FOR” Proposals 2 and 3.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE

You may vote at the Annual Meeting if you were a stockholder of record of our common stock at the close of business on April 2, 2025. If your shares are held through a broker, bank or other nominee, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

VOTING

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and vote as soon as possible. For specific instructions on how to vote your shares of our common stock, please refer to the instructions in the accompanying Notice of Internet Availability of Proxy Materials and the section entitled “General Information About the Annual Meeting and Voting” beginning on page 2 of the accompanying Proxy Statement.

ADMISSION

Space limitations make it necessary to limit attendance at the Annual Meeting to stockholders. If your shares of our common stock are held through a broker, bank or other nominee and you wish to attend the Annual Meeting, you must obtain a legal proxy from that organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices and other electronic equipment will not be permitted at the Annual Meeting.

By Order of the Board of Directors,

/s/ Chris Nenno

Chris Nenno
General Counsel and Corporate Secretary

This Notice of Annual Meeting, Proxy Statement, and accompanying proxy card are being mailed on or prior to April 16, 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2025:

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our 2025 Annual Meeting materials, which include the accompanying Proxy Statement, a form of proxy card and our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, over the Internet in lieu of mailing printed copies at www.proxyvote.com. We will begin mailing a “Notice of Internet Availability of Proxy Materials” (which is different than this Notice of Annual Meeting of Stockholders) to our stockholders on or prior to April 16, 2025. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials will also contain instructions on how you can request a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

v

PERSPECTIVE THERAPEUTICS, INC.

2401 Elliott Avenue, Suite 320

Seattle, WA 98121

PROXY STATEMENT

Annual Meeting of Stockholders

May 28, 2025

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the “Board”) of Perspective Therapeutics, Inc., a Delaware corporation (“Perspective,” the “Company,” “we” or “us”), of proxies to be voted at the Annual Meeting of Stockholders to be held at 2401 Elliott Avenue, Suite 320, Seattle, WA 98121 at 8:30 a.m. Pacific Time on Wednesday, May 28, 2025 (the “Annual Meeting”), and at any adjournment or postponement of the Annual Meeting. These proxy materials will be mailed on or prior to April 16, 2025, to stockholders entitled to vote at the Annual Meeting. This proxy is solicited on behalf of the Board.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers address briefly some questions you may have regarding the Annual Meeting. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this Proxy Statement.

Why am I receiving these materials?

You are receiving this Proxy Statement from us because you were the stockholder of record or beneficial owner of shares of our common stock at the close of business on the record date of April 2, 2025, (the “Record Date”) for the Annual Meeting. This Proxy Statement contains important information about the Annual Meeting and the items of business to be transacted at the Annual Meeting. You are strongly encouraged to read this Proxy Statement and our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2025 and amended on March 28, 2025 (as amended, the “Annual Report on Form 10-K”), which includes information that you may find useful in determining how to vote.

At the Annual Meeting, stockholders will be asked to consider and cast a vote on three proposals described in the Notice of Annual Meeting: the Election Proposal, the Auditor Ratification Proposal and the Say on Pay Proposal. The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other business is properly presented at the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in their discretion on such matters.

Who is entitled to attend and vote at the Annual Meeting?

Stockholders as of the Record Date are entitled to attend and to vote at the Annual Meeting. If your shares are held through a broker, bank or other nominee, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares.

How many shares of common stock are outstanding?

On the Record Date, 74,050,841 shares of our common stock were issued and outstanding. Each share of our common stock outstanding on the Record Date is entitled to one vote on each item brought before the stockholders at the Annual Meeting.

How many shares of common stock must be present or represented to conduct business at the Annual Meeting?

The presence, in person or by proxy, of a majority of the voting power of all outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting.

What shares can I vote at the Annual Meeting?

You may vote all of the shares you owned as of the Record Date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares of common stock as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those beneficially owned.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the stockholder of record, and we are sending our Notice of Internet Availability for Proxy Materials, which contains instructions on how to access and review the Annual Meeting materials and vote online. The Notice of Internet Availability for Proxy Materials (the “Notice”) also contains instructions on how you can request a printed copy of the Annual Meeting materials. As the stockholder of record, you have the right to vote in person or direct a proxyholder to vote your shares on your behalf at the Annual Meeting by signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope, or by following the procedures for voting over the Internet or by telephone.

Beneficial Owner. If your shares are held by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and they are considered to be held in “street name” for your account. That organization will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so that your vote is counted. As a beneficial owner, you may also vote in person at the Annual Meeting, but only after you obtain and present a legal proxy from your broker, bank or other nominee confirming your beneficial ownership of the shares as of the Record Date giving you the right to vote your shares at the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the Annual Meeting by voting on the Internet, by phone or by proxy card. If you provide specific instructions regarding items of business to be voted on at the Annual Meeting, your shares will be voted as you instruct on those items. When you sign and return the proxy card, you appoint Johan (Thijs) Spoor and Juan Graham, and each of them individually, as your representatives at the meeting. Johan (Thijs) Spoor and Juan Graham will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, please complete, sign and return the enclosed proxy card in advance of the meeting in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If you sign your proxy card with no further instructions, or if you electronically transmit your proxy card but do not direct your vote on particular items, your shares will be voted in accordance with the Board’s recommendation on those items. If you hold your shares in “street name” as a beneficial owner and you do not instruct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee will only be able to vote your shares with respect to the routine matter of the Auditor Ratification Proposal. Please see “What is a broker non-vote?” below.

What proposals will be voted on at the Annual Meeting?

Three proposals are scheduled to be voted on at the Annual Meeting. The proposals are:

•
Proposal No. 1 (the Election Proposal): A proposal to elect five directors to hold office until the Company’s 2026 Annual Meeting of Stockholders and until his or her successor has been elected and qualified (the “Election Proposal”).
•
Proposal No. 2 (the Auditor Ratification Proposal): A proposal to ratify the appointment by the Audit Committee of the Board (the “Audit Committee”) of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”).
•
Proposal No. 3 (the Say on Pay Proposal): A proposal to approve, on an advisory basis, the compensation of our named executed officers (the “Say on Pay Proposal”).

What happens if additional matters are presented at the Annual Meeting?

The only items of business that the Board intends to present at the Annual Meeting are set forth in this Proxy Statement. As of the date of this Proxy Statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual Meeting.

How can I attend the Annual Meeting?

Whether you hold shares in your name as the stockholder of record or beneficially own shares held in “street name,” you should be prepared to present photo identification for admittance to the Annual Meeting. Please also note that if you are a “street name” holder, you will need to obtain a legal proxy from your broker, bank or other nominee confirming your beneficial ownership of the shares as of the Record Date giving you the right to vote your shares at the Annual Meeting, a copy of the voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership for admittance to the Annual Meeting. If you are a “street name” holder, you may not vote at the Annual Meeting unless you have obtained a legal proxy from your broker, bank or other nominee.

The Annual Meeting will begin promptly on Wednesday, May 28, 2025 at 8:30 a.m. Pacific Time at 2401 Elliott Avenue, Suite 320, Seattle, WA 98121. Check-in will begin at 8:00 a.m. Pacific Time. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet, telephone or sign and date the enclosed proxy card or voting instruction form and return it promptly to ensure that your vote will be counted if you later decide not to, or are unable to, attend the Annual Meeting.

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date, which automatically revokes your earlier proxy, (ii) providing a written notice of revocation to our Corporate Secretary at our principal executive offices prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting in person. However, attendance at the Annual Meeting but not voting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by (i) submitting a new voting instruction form to your broker, bank or other nominee, or (ii) if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What is a “broker non-vote”?

A broker, bank or other nominee holding your shares in “street name” must vote those shares according to any specific instructions it receives from you. In the absence of such instructions, your broker does not have discretion to vote your shares on any proposal that is considered to be “non-discretionary,” and may, but is not required to, vote your shares on any “discretionary” proposal. Proposal 1, the Election Proposal, and Proposal 3, the Say on Pay Proposal, are non-discretionary proposals. Proposal 2, the Auditor Ratification Proposal, is a discretionary proposal. If your broker, bank or other nominee does not vote your shares at the Annual Meeting on a matter, it gives rise to what is called a “broker non-vote.”

How are “broker non-votes” counted?

Under the rules of the New York Stock Exchange (the “NYSE”) that govern most domestic stock brokerage firms, member firms that hold shares in “street name” for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered “discretionary” proposals under the rules of the NYSE. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to “non-discretionary” proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a “broker non-vote” on the proposal. “Broker non-votes” will be considered in determining whether a quorum exists at the Annual Meeting.

In summary, if you do not complete a voting instruction form, your broker, bank or other nominee may either:

•
vote your shares on discretionary matters (Proposal 2) and cast a “broker non-vote” on non-discretionary matters (Proposals 1 and 3); or
•
leave your shares unvoted altogether.

We encourage you to provide instructions to your broker, bank or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

How many votes are required to approve the proposals?

Proposal 1

You may vote “FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT” certain nominees for Proposal 1 (the Election Proposal). The vote with respect to the election of directors (Proposal 1) is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. As a result, assuming a quorum is present, the failure to vote, a withheld vote or a broker non-vote will have no effect on the election of directors. The five persons receiving the highest number of affirmative votes will be elected as directors of the Company.

Proposal 2

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2 (the Auditor Ratification Proposal). The vote required to approve Proposal 2 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of common stock present in person or represented by proxy and entitled to vote thereon. Abstentions and broker non-votes will be considered in determining whether a quorum is present. Broker non-votes will not occur in connection with Proposal 2 because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on Proposal 2 under NYSE rules without specific instructions from the beneficial owners of such shares. Abstentions will have the same effect as voting against Proposal 2.

Because your vote on Proposal 2 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

Proposal 3

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3 (the Say on Pay Proposal). The vote required to approve Proposal 3 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of common stock present in person or represented by proxy and entitled to vote thereon. Abstentions and broker non-votes will be considered in determining whether a quorum is present. Broker non-votes will have no effect on Proposal 3. Abstentions will have the same effect as voting against Proposal 3.

If you sign and submit your proxy card without voting instructions, your shares will be voted “FOR ALL” director nominees in Proposal 1, and “FOR” Proposals 2 and 3.

What happens if the Annual Meeting is adjourned?

If the Annual Meeting is adjourned until another time, no additional notice will be given regarding the time or location that the Annual Meeting will be continued, if this information is announced at the time of the adjournment, unless the adjournment is for more than 30 days, in which case a notice of the time and location will be given to each stockholder of record entitled to vote at the Annual Meeting. Any items of business that might have been properly transacted at the Annual Meeting may be transacted at any adjournment.

Who will serve as inspector of elections?

The General Counsel and Corporate Secretary of the Company, Chris Nenno, will tabulate the votes cast at the Annual Meeting in combination with the votes cast prior to the Annual Meeting and act as the Inspector of Elections at the Annual Meeting.

Will I be receiving printed copies of the 2025 Annual Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the Notice of Internet Availability of Proxy Materials that you will receive in the mail. The Notice is different than the Notice of

Annual Meeting of Stockholders that accompanies this Proxy Statement. We will begin mailing the Notice to stockholders on or prior to April 16, 2025.

Under rules adopted by the SEC, we are providing access to our Annual Meeting materials, which include this Proxy Statement and the Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the Annual Meeting materials and vote online. This electronic access process is designed to expedite stockholders’ receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

The Notice also will contain instructions on how you can request, at no cost, a printed copy of the Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the Annual Meeting materials or future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

Can I mark my votes on the Notice and send it back to the Company or my broker?

No. The Notice is not a ballot or a proxy card. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, bank or other nominee, your vote will not count.

How can I get electronic access to the Annual Meeting materials?

The Notice will provide you with instructions regarding how to view the Annual Meeting materials on the Internet.

This Proxy Statement and the Annual Report on Form 10-K are also available without charge on the Company’s website at www.PerspectiveTherapeutics.com and the SEC’s website at www.sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and to publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

What is the deadline for submitting proposals for consideration at the next Annual Meeting of stockholders or to nominate individuals to serve as directors?

As a stockholder, you may be entitled to present proposals for action at a future Annual Meeting of stockholders, including director nominations. Please refer to the section entitled “Stockholder Proposals and Director Nominations” in this Proxy Statement.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR ALL” for the election of each nominee for the Board in Proposal 1 and “FOR” Proposals 2 and 3.

How do I vote my shares without attending the Annual Meeting?

Stockholders of record can vote as follows:

•
Via the Internet: Stockholders may vote through the Internet by following the instructions included with the Notice.
•
By Telephone: Stockholders may vote by telephone by following the instructions included with the Notice.
•
By Mail: Those stockholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid return envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

If your shares are held in “street name” through a broker, bank or other nominee, that organization will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted.

If you need assistance in voting by telephone or over the Internet or completing your proxy card or have questions regarding the meeting, please contact Perspective Therapeutics, Inc., Attn: Corporate Secretary, 2401 Elliott Avenue, Suite 320, Seattle, WA 98121, telephone number (206) 676-0900.

How do I vote my shares in person at the Annual Meeting?

If you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card and proof of identification to the Annual Meeting. You may vote shares held in “street name” at the Annual Meeting only if you obtain a signed legal proxy from the record holder that holds your shares giving you the right to vote the shares. If you hold your shares in “street name” and prefer to vote your shares at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee confirming your beneficial ownership of the shares as of the Record Date and giving you the right to vote your shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone, or proxy card (or voting instruction form, if applicable) so your vote will be counted even if you later decide not to attend the Annual Meeting.

May stockholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of stockholders’ questions of general interest at the end of the Annual Meeting. In order to give a greater number of stockholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, Internet, or telephone, you may later change your vote and revoke your earlier proxy by:

•
Providing a written notice of revocation to Perspective Therapeutics, Inc., Attn: Corporate Secretary, 2401 Elliott Avenue, Suite 320, Seattle, WA 98121;
•
Voting again via the Internet or telephone;

•
Submitting a properly signed proxy card with a later date;
•
Voting in person at the Annual Meeting; or
•
If you hold shares through a broker, bank or other nominee, by contacting the organization and following its procedure to revoke your prior voting instructions.

PROPOSAL 1 – THE ELECTION PROPOSAL

Nominees

The Board currently consists of five members. The Board oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairperson, key executive officers, and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Board’s Nominations and Corporate Governance Committee (the “Nominations Committee“), has nominated the following five existing members of the Board for re-election to the Board at the Annual Meeting: Lori A. Woods (Chairperson), Heidi Henson, Frank Morich, M.D., Ph.D., Johan (Thijs) Spoor and Robert Froman Williamson, III. If elected as a director at the Annual Meeting, each of the nominees would serve a term expiring at the 2026 Annual Meeting of Stockholders and until his or her successor has been elected and qualified. There are no family relationships among our directors, nominees for director or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board, upon the recommendation of the Nominations Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution reduce the size of the Board.

Directors

Set forth below is certain information as of April 1, 2025, regarding our current directors that have been nominated for re-election, including biographical information. Each member of the Board is subject to reelection annually.

Name	Age	Position Held
Lori A. Woods, Chairperson	62	Chairperson, Director
Heidi Henson	59	Director
Robert Froman Williamson, III	59	Director
Frank Morich, M.D., Ph.D.	71	Director
Johan (Thijs) Spoor	53	Chief Executive Officer, Director

Lori A. Woods – Ms. Woods has been a Director of the Company since June 4, 2018, and has served as Chairperson of the Board since February 3, 2023. Most recently, Ms. Woods served as Chief Executive Officer of the Company from December 2018 to February 2023. Ms. Woods returned to the Company after previously serving as Vice President from 2006 to February 2008, at which time she was appointed Acting Chief Operating Officer before her appointment in February 2009 as Chief Operating Officer, a position she held until January 2010. Beginning in February 2016, and continuing until her appointment as Interim CEO on June 4, 2018, Ms. Woods served as a senior consultant to the Company. From February 2016 to June 2018, Ms. Woods was a founder of Medvio, LLC, a medical device consulting company focused on the urology and oncology space. During her time at Medvio she worked with large public and international medical device companies, supporting the approval process and distribution of products in diverse international markets. Further, she worked with various partners to develop proprietary technologies for the colorectal and liver treatment markets. Previously, from January 2002 to July 2006, Ms. Woods served as Chief Executive Officer of Pro-Qura, Inc., a privately owned cancer treatment management company focused on the quality delivery of brachytherapy treatments for prostate cancer. She has also served as the Director of Business Development for the Tumor Institute Radiation Oncology Group and the Seattle Prostate Institute (“SPI”) in Seattle, WA. SPI was an early innovator in prostate brachytherapy treatments and assisted in the training of more than 2,000 physicians in the use of prostate brachytherapy. Ms. Woods previously served as a board member of the Northwest division of the Juvenile Diabetes Research Foundation, focusing on their digital awareness programs, including their website and SEO strategy, and their public relations efforts. Ms. Woods earned a Bachelor of Science degree in Business Administration – Marketing and Communications from Loma Linda University, CA. The Board believes that Ms.

Woods’ prior experience as our Chief Executive Officer and her extensive experience and credibility in the life sciences industry qualifies her to serve on the Board.

Johan (Thijs) Spoor – Mr. Spoor has been a director of the Company and has served as our Chief Executive Officer since February 5, 2023. Mr. Spoor was appointed as a director in connection with the merger with Viewpoint Molecular Targeting, Inc. (“Viewpoint”). From February 2022 until February 2023, Mr. Spoor served as a director as well as the President and the Chief Executive Officer of Viewpoint. Prior to joining Viewpoint, from October 2019 until June 2021, Mr. Spoor served as the President and CEO of KBP Biosciences, a global, clinical-stage biotechnology company focused on discovering, developing, and commercializing innovative small-molecule therapeutics for the treatment of serious cardiorenal and infectious diseases. While at KBP Biosciences, Mr. Spoor led all operations for major fund-raising and initial public offering (“IPO”) readiness, and drove the company’s small molecule clinical development programs, including toxicology, clinical pharmacology, Phase 2 studies, and discussions with regulators. Prior to KBP BioSciences, from January 2016 until October 2019, Mr. Spoor served as the President and CEO of AzurRx BioPharma, Inc., where he led its Nasdaq IPO, completion of animal studies, regulatory approvals and multiple Phase 2 studies. Mr. Spoor previously served on the board of directors of Verifi Water, Inc. from 2017 through 2023. From September 2010 until December 2015, Mr. Spoor served as the President and CEO of FluoroPharma Medical, Inc., which he took public. He was previously a Health and Life Sciences strategy consultant to Fortune 500 companies at Oliver Wyman. Mr. Spoor previously worked on Wall Street as an equity research analyst at JP Morgan and Credit Suisse where he covered biotechnology stocks and medical device companies. He started his career with formal training in nuclear pharmacy which led to increasing commercial leadership roles in the imaging business at GE Healthcare (Amersham) in cardiology and oncology. Mr. Spoor holds a Pharmacy degree from the University of Toronto and an MBA from Columbia Business School. The Board believes that Mr. Spoor’s experience as our Chief Executive Officer and experience as an established leader with nearly 30 years of combined executive, broad management and capital markets expertise across healthcare and medical device industries qualifies him to serve on the Board.

Heidi Henson – Ms. Henson has been a director of the Company since June 1, 2023. Ms. Henson served as the Chief Financial Officer of Pardes Biosciences, Inc., a publicly listed biopharmaceutical company, from January 2021 until September 2023. Prior to that, she was a financial consultant for the same company from 2020 until her appointment as Chief Financial Officer. From 2019 through July 2020, she was the Chief Financial Officer of Imbria Pharmaceuticals, Inc., a private biopharmaceutical company. From 2018 through 2019, she was the Chief Financial Officer of Respivant Sciences, Inc., a private biopharmaceutical company. From 2014 through 2018, she was the Chief Financial Officer of Kura Oncology, Inc., a publicly listed biopharmaceuticals company. From 2012 through 2018, Ms. Henson was the Chief Financial Officer for Wellspring Biosciences LLC and Araxes Pharma LLC (its parent company), a private biopharmaceutical company. Ms. Henson currently serves on the board of directors of PepGen, Inc. (NASDAQ: PEPG) and Lisata Therapeutics, Inc. (NASDAQ: LSTA), both publicly traded, clinical-stage biotechnology companies, and she serves as the chair of both of their audit committees. Ms. Henson holds a Bachelor of Accountancy from the University of San Diego and is a Certified Public Accountant (inactive). The Board believes that Ms. Henson’s experience as a financial professional with over 25 years of experience in both public and private companies qualifies her to serve on the Board.

Robert Froman Williamson, III – Mr. Williamson has been a director of the Company since February 5, 2023. Mr. Williamson was appointed as a director in connection with the merger with Viewpoint. Since September 2022, Mr. Williamson has served in a number of roles at Triumvira Immunologicals, a private cell therapy company, most recently as Acting CEO, President, COO and Director. Since March 2022, he has also served as a senior adviser to SyntheX, a protein interaction and degrader company. From February to September 2022, he was the CBO/CFO of OncoMyx, an oncolytic virus company. From 2020 to 2021, he was CEO of BioTheryX, a protein degradation therapeutics company, raising a $100 million crossover round and preparing the company for an IPO. Prior to that, Mr. Williamson served as CEO of PharmAkea from 2013 to 2019, and of ATXCo in 2019, both oncology and fibrosis companies financed through a partnership with Celgene, until PharmAkea’s acquisition by Galecto and ATXCo’s acquisition by Blade Therapeutics, both in 2019. Previously, Mr. Williamson was Executive Chairman and founder of Strategic Enzyme Applications, CEO of Arriva Pharmaceuticals, President and COO of Eos Biotechnology, which was sold to Protein Design Labs, and COO of DoubleTwist, Inc. through its acquisition by Merck and Hitachi. Mr. Williamson also serves on the Coulter Oversight Board for the University of Miami, Florida, is a qualified financial expert and has chaired both the Audit Committee and the Compensation Committee of the Board (the “Compensation Committee”). Notably, Mr. Williamson served as an early Director of Pharmasset, Inc., where he helped finance, grow and advance the company into the public markets and through its acquisition by Gilead in 2011 for $11 billion. Earlier, Mr. Williamson was a Partner with The Boston Consulting Group and a Research Assistant for the Federal Reserve Board. Mr. Williamson received a BA in economics from Pomona College and an MBA from Stanford University. The Board believes that Mr. Williamson’s active involvement in building biotechnology and related technology companies for over two decades qualifies him to serve on the Board.

Frank Morich, M.D., Ph.D. – Dr. Frank Morich has been a director of the Company since February 5, 2023. Dr. Morich was appointed as a director in connection with the merger with Viewpoint. Dr. Morich served on the board of directors of Viewpoint from February 2021 until February 3, 2023. He has also served on the board of directors of CUE-Biopharma (NASDAQ: CUE), a company working on protein therapeutics with applications in immune-oncology, autoimmunity and potentially antiviral applications, since August 2018, and as its Chairman since April 2021. Dr. Morich also serves as Executive Chairman of Aphaia Pharma, a clinical-stage biopharmaceutical company working to treat and prevent metabolic disorders such as obesity and diabetes, a position he has held since June 2022. Dr. Morich served on the board of directors for MorphoSys from 2015 to 2021, and for Innate Pharma from 2004 to 2010, both clinical-stage biotechnology companies specializing in antibody development. Prior to focusing on board service, Dr. Morich was Chief Commercial Officer at Takeda Pharmaceuticals, a global pharmaceutical company, from 2011 to 2014, and Executive Vice President of International Operations from 2010 to 2011. From 2008 to 2010, Dr. Morich served as Chief Executive Officer of NOXXON Pharma AG, a clinical-stage drug development company, and, from 2005 to 2007, as Chief Executive Officer and member of the board of directors of Innogenetics N.V., an international in vitro diagnostics company. Prior to that, Dr. Morich held several positions at Bayer, a global pharmaceutical and life sciences company, including as a member of the Board of Management of Bayer AG, Head of Global Product Development, and Head of Research and Development. Dr. Morich holds an M.D. and Ph.D. from the University of Marburg where he specialized in immunology with a focus on monoclonal antibodies. He also served as a military physician before moving to the private sector. The Board believes that Dr. Morich’s experience as a biopharmaceutical professional with more than 35 years of industry experience qualifies him to serve on the Board.

Board Leadership Structure

The Board has the flexibility to decide when the positions of Chairperson and CEO should be combined or separated and whether an executive or an independent director should be Chairperson. This approach is designed to allow the Board to choose the leadership structure that will best serve the interests of our stockholders at any particular time. The Board’s key duties include oversight of strategy, risk management, and legal and regulatory compliance as well as succession planning relating to the Company’s Chief Executive Officer (“CEO”).

Since June 2018, the Company has separated the roles of Chairperson and CEO because it believes that a bifurcated leadership structure offers the following benefits:

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increasing the independent oversight of our Company and enhancing the Board’s objective evaluation of our CEO;
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freeing the CEO to focus on Company operations instead of Board administration;
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providing the CEO with an experienced sounding board;
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providing greater opportunities for communication between stockholders and the Board;
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enhancing the independent and objective assessment of risk by the Board; and
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providing an independent spokesperson for our Company.

Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status and risks related to related person transactions. The Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations Committee oversees risks related to our governance structure and succession planning for Board membership.

We believe that the Board leadership structure as discussed above promotes effective oversight of the Company’s risk management.

Board Committees and Meetings

During the fiscal year ended December 31, 2024, the Board held seven meetings. The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Compensation Committee and the Nominations Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance and (i) oversees the Company’s financial reporting process and internal control system, including monitoring the integrity of the financial statements and the independence and performance of the Company’s independent auditor, and (ii) supervises the Company’s compliance with legal and regulatory requirements. The Audit Committee is also responsible for maintaining complete, objective and open communication between the Board, the Company’s independent auditor, financial management, and the internal audit function (if any). On a regular basis, the Chief Financial Officer of the Company or his designee reports to the Board or the Audit Committee on information technology and cybersecurity matters, including key risks, the potential impact of those exposures on the Company’s business, financial results, operations and reputation, the programs and steps implemented by management to monitor and mitigate exposures, the Company’s information governance and cybersecurity policies and programs, and significant legal/regulatory developments that could materially impact the Company’s cybersecurity risk exposure.

The Company’s independent auditor reports directly to the Audit Committee. The Audit Committee is solely responsible for appointing or replacing the Company’s independent auditor, assuring the auditor’s independence and providing oversight and supervision thereof. The Audit Committee determines the compensation of the independent auditor and has established a policy for approval of certain non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus, non-audit related engagements must be approved in advance by the Audit Committee. The Audit Committee determines the extent of funding that the Company must provide to the Audit Committee to carry out its duties and has determined that such amounts were sufficient in the fiscal year ended December 31, 2024.

The current members of the Audit Committee are Ms. Henson (Chair), Mr. Williamson and Dr. Morich, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE American listing standards. The Audit Committee operates under the Audit Committee Charter, which has been approved by the Board. The Board has determined that Ms. Henson is an “audit committee financial expert” as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Committee have a material relationship with the Company that would interfere with the exercise of independent judgment and that each of the members of the Audit Committee is “independent” as independence is defined in Section 803B(2) of the NYSE American listing standards and Rule 10A-3 under the Exchange Act.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The Compensation Committee operates under a charter approved by the Board. The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company’s CEO and its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company’s equity incentive plans. The Compensation Committee, among other things, approves or reviews the employees and other individuals to whom awards will be made under the Company’s equity incentive plans, and the time, manner of exercise, vesting and other terms of the awards. The CEO provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for all executive officers (other than himself). Pursuant to its charter, the Compensation Committee has the authority to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis, and implementation of compensation programs for our executive officers.

In fulfilling its responsibilities, the Compensation Committee is entitled to delegate its authority to a subcommittee composed solely of one or more members of the Compensation Committee or the Board as the Compensation Committee may deem appropriate, including to grant awards of equity under the Company’s equity incentive plans to persons who are not then subject to Section 16 of the Exchange Act, but only to the extent consistent with and permitted by the Company’s certificate of incorporation, bylaws, corporate governance guidelines, the Delaware General Corporation Law and rules of the NYSE American. The Compensation Committee has delegated authority to the CEO to grant awards of equity, subject to the aforementioned limitations and within certain parameters established by the Compensation Committee from time to time.

The current members of the Compensation Committee are Mr. Williamson (Chair), Ms. Henson and Dr. Morich. The Board has affirmatively determined that each of the members of the Compensation Committee is “independent” as independence is defined in Section 805(c) of the NYSE American listing standards and Rule 10C-1 under the Exchange Act. Ms. Woods previously served as a non-independent member of the Compensation Committee during 2024 and early 2025 pursuant to Section 805(b) of the NYSE American listing standards.

Nominations and Corporate Governance Committee. The Nominations Committee identifies and solicits recommendations from management and other members of the Board of individuals qualified to potentially serve as Board members. The Nominations Committee also recommends the director nominees to the Board for election at the annual meeting of stockholders. The Nominations Committee oversees the annual review and evaluation of the performance of the Board and its committees and develops and recommends corporate governance guidelines to the Board. In addition, the Nominations Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts.

The current members of the Nominations Committee are Dr. Morich (Chair), Mr. Williamson and Ms. Henson. The Board has affirmatively determined that each of the members of the Nominations Committee is “independent” as independence is defined in Section 803A of the NYSE American listing standards. Ms. Woods previously served as a non-independent member of the Nominations Committee during 2024 and early 2025 pursuant to Section 804(b) of the NYSE American listing standards.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. The charters of the Audit Committee, the Compensation Committee and the Nominations Committee are posted on the Company’s website: https://perspectivetherapeutics.com/investors/governance-documents.

In addition, pursuant to the NYSE American listing standards, the independent directors are required to meet at least annually in executive session.

Each current Board member attended at least 75% of the aggregate meetings of the Board and of the committees on which he or she served that were held during the period for which he or she was a Board or committee member in the fiscal year ended December 31, 2024.

The following table summarizes the membership of the Board and each of its committees as of the date of this Proxy Statement, as well as the number of times each committee met or took action by written consent during the fiscal year ended December 31, 2024.

	Board	Audit Committee	Compensation Committee	Nominations and Corporate Governance Committee
Lori A. Woods	Chair	N/A	N/A	N/A
Heidi Henson	Member	Chair	Member	Member
Frank Morich, M.D., Ph.D.	Member	Member	Member	Chair
Johan (Thijs) Spoor	Member	N/A	N/A	N/A
Robert Froman Williamson, III	Member	Member	Chair	Member
Number of meetings held in fiscal year ended December 31, 2024	7	4	7	2

Report of the Audit Committee of the Board

One of the primary purposes of the Audit Committee is to oversee the accounting and financial reporting processes of the Company on behalf of the Board.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 with management and with Withum Smith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. In addition, the Audit Committee has discussed with Withum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee has also received the written disclosures and the letter from Withum required by the applicable requirements of the PCAOB regarding Withum’s communications with the Audit Committee concerning independence, and has discussed with Withum the accounting firm’s independence.

Based on the review and discussions referenced above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Audit Committee: Heidi Henson, Chair Frank Morich, M.D., Ph.D. Robert Froman Williamson, III

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of the Company’s filings under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such report by reference therein.

Nomination Process

The Nominations Committee is the nominating committee of the Board. The Nominations Committee is governed by the Company’s Certificate of Incorporation and bylaws with respect to the nominations process. The Nominations Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Nominations Committee will consider nominations from stockholders, provided that such nominations are received by the Company’s Corporate Secretary in accordance with the Certificate of Incorporation, the bylaws, and the date set forth in the prior year’s Proxy Statement.

The Nominations Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider stockholder nominations for the Board when properly submitted in accordance with the Company’s Certificate of Incorporation and bylaws.

The Nominations Committee will consider candidates for the Board who are recommended by its members, other Board members, stockholders and management, as well as those identified by any third-party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Nominations Committee evaluates candidates recommended by stockholders in the same manner that it evaluates other candidates. The Nominations Committee’s evaluations will be based upon several criteria, including (among others) candidates’ relevant expertise to offer advice and guidance to management, excellence in his or her field, the ability to exercise sound business judgment, a commitment to represent the long-term interests of the Company’s stockholders, independence, sufficient time to devote to the affairs of the Company, diversity of background, skills and other factors, the extent to which a candidate would fill a present need on the Board, and personal and professional ethics. Candidates should have reputations, both personal and professional, consistent with the Company’s image and reputation.

At a minimum, the majority of directors on the Board should be “independent,” not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the radiopharmaceutical industry. Accordingly, the Nominations Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Company does not have a formal policy related to consideration of diversity in identifying director nominees. However, in identifying candidates for membership on the Board, the Nominations Committee will take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board.

The Nominations Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominations Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Nominations Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company stockholders and may also engage, if deemed appropriate, a professional search firm. The Nominations Committee will then meet to discuss and consider these candidates’ qualifications and then choose a candidate to recommend by majority vote. The Company has an engagement with a professional search firm to assist the Nominations Committee and the Board in identifying and evaluating potential Board nominees.

Vote Required

You may vote either “FOR ALL,” “WITHHOLD ALL,” or “FOR ALL EXCEPT” certain nominees for Proposal 1. The vote with respect to the election of directors is governed by Delaware law and the Company’s bylaws and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, the failure to vote, a withheld vote or a broker non-vote will be counted in determining whether a quorum is present but will have no other effect on the election of directors. The five persons receiving the highest number of affirmative votes will be elected as directors of the Company.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR ALL” on Proposal 1 to elect Lori A. Woods, Heidi Henson, Frank Morich, M.D., Ph.D., Johan (Thijs) Spoor and Robert Froman Williamson, III as directors for a term expiring at the 2026 Annual Meeting of Stockholders and until their successors have been elected and qualified.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting. Our organizational documents do not require that our stockholders ratify the selection of our independent registered public accounting firm; however, we are seeking stockholder approval of the selection as a matter of good corporate practice. If our stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Withum, but still may retain Withum, nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests. Representatives from Withum are expected to attend the Annual Meeting. The representatives of Withum will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

During the year ended December 31, 2023, the six months ended December 31, 2022 and the year ended June 20, 2022, Assure CPA, LLC (“Assure”) served as our independent registered public accounting firm. Representatives of Assure are not expected to be present at the Annual Meeting.

Change in our Independent Registered Accounting Firm

As described in the Company’s Current Report on Form 8-K filed with the SEC on April 8, 2024, as a result of the Audit Committee’s competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, the Audit Committee approved the dismissal of Assure as its independent registered public accounting firm, effectively immediately on April 5, 2024. Also on April 5, 2024, the Audit Committee approved the engagement of Withum to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, effective immediately.

The audit reports of Assure on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and June 30, 2022 and for the six-month transition period ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and June 30, 2022, the six-month transition period ended December 31, 2022, and through April 5, 2024, there were no: (i) disagreements with Assure on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Assure, would have caused Assure to make reference thereto in its reports on the financial statements of the Company for such years and period, or (ii) reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

We requested that Assure furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter dated April 8, 2024 is filed as an exhibit to a Current Report on Form 8-K filed with the SEC on April 8, 2024.

During the fiscal years ended December 31, 2023 and June 30, 2022, the six-month transition period ended December 31, 2022, and through April 5, 2024, neither the Company nor anyone on the Company’s behalf consulted with Withum regarding any of the matters referred to in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit and Non-Audit Fees

The following tables represent aggregate fees billed to the Company for the periods identified below by Withum and Assure.

Withum	For the year ended December 31,
	2024	2023
Audit fees	$495,000	$-
Audit-related fees	-	-
Tax fees	-	-
All other fees	87,000	-
Totals	$582,000	$-

Assure	For the year ended December 31,
	2024	2023
Audit fees	$-	$150,000
Audit-related fees	-	-
Tax fees	1,000	23,000
All other fees	32,000	25,000
Totals	$33,000	$198,000

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC.

There were no audit-related fees for the periods presented above.

Tax fees include fees for the preparation of our federal and state income tax returns.

All other fees are primarily from consulting costs relating to the review of documents and the issuance of comfort letters in connection with our equity offerings.

As part of its responsibility for oversight of our independent registered public accounting firm, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accounting firm. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairperson to pre-approve services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairperson of the Audit Committee are presented at the next Audit Committee meeting for review and ratification. All of the services provided by Assure and Withum described above were approved or ratified by the Audit Committee.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 2. The vote required to approve Proposal 2 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of common stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 2.

Because your vote on Proposal 2 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR” Proposal 2 to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Background of the Proposal

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are required to provide a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on the Board, the Compensation Committee, or us. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. The Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. The Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Compensation of Directors and Executive Officers” section of this Proxy Statement, which describe the 2024 compensation of our named executive officers.

We are asking our stockholders to vote on the following resolution:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Vote Required

You may vote either “FOR,” “AGAINST,” or “ABSTAIN” on Proposal 3. The vote required to approve Proposal 3 is governed by Delaware law and the Company’s bylaws and is the affirmative vote of a majority in voting power of shares of common stock present in person or represented by proxy and entitled to vote thereon. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote, and therefore will have the same effect as voting against Proposal 3.

Recommendation of the Board

The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock and preferred stock as of the Record Date for (a) each person known by the Company to be a beneficial owner of 5% or more of the outstanding common stock of the Company, (b) each named executive officer, director and nominee for director of the Company, and (c) all current directors and executive officers of the Company as a group. As of April 2, 2025, the Company had 74,050,841 shares of common stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o Perspective Therapeutics, Inc., 2401 Elliott Avenue, Suite 320, Seattle, WA 98121.

Name of Beneficial Owner	Common Shares Owned		Common Stock Options[1]	Common Stock Warrants[3]	Percent of Class[2]
Named Executive Officers and Directors:
Johan (Thijs) Spoor	87,683	[4]	1,154,087	-	1.65%
Lori A. Woods	188,267	[5]	229,505	-	*
Heidi Henson	25,975	[6]	77,340	-	*
Robert Froman Williamson, III	109,348	[7]	81,255	-	*
Frank Morich, M.D., Ph.D.	-		192,002	-	*
Markus Puhlmann, M.D.	137,542		255,936	-	*
Jonathan Hunt	48,800		212,979	3,365	*
Directors and Executive Officers as a group (eight persons)	632,969		2,203,104	3,365	3.72%

Greater than 5% Stockholders:
Lantheus Alpha Therapy, LLC[8]	11,677,339		-	-	15.77%
FMR LLC[9]	9,496,225		-	-	12.82%
BlackRock, Inc.[10]	4,039,974		-	-	5.46%

* Less than one percent.

1.
Only includes those common stock options that could be exercised for common stock within 60 days after April 2, 2025.
2.
Percentage ownership is based on 74,050,841 shares of common stock outstanding on April 2, 2024. Shares of common stock subject to stock options and common stock warrants which are currently exercisable or will become exercisable within 60 days after April 2, 2025 are deemed outstanding for the purpose of computing the percentage ownership of the person or group holding such options but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.
3.
Purchased pursuant to a public offering that closed on October 22, 2020. Each share of common stock purchased included one-half of a warrant. Each whole warrant is exercisable to purchase one share of common stock at an exercise price of $5.70 per share. Each warrant is immediately exercisable and will expire on October 22, 2025.
4.
Includes 59,383 shares held directly by Mr. Spoor, 4,650 held by one of Mr. Spoor's children, 5,400 shares held in an investment retirement account (“IRA”) of Mr. Spoor, 12,600 shares held in an IRA of Mr. Spoor's spouse, 1,000 shares held directly by Mr. Spoor's spouse, and 4,650 shares held by a second child of Mr. Spoor.
5.
Includes 4,807 shares held directly by Ms. Woods and 183,460 shares held in a trust.
6.
All of the common shares reported for Ms. Henson are held in a trust.
7.
Includes 108,982 shares held directly by Mr. Williamson and 366 shares held in a trust.
8.
Based on a Schedule 13D/A filed by Lantheus Holdings, Inc. (“Lantheus Holdings”) and Lantheus Alpha Therapy, LLC (“Lantheus Alpha”) on March 8, 2024. Represents shares directly held by Lantheus Alpha, a wholly owned direct subsidiary of Lantheus Holdings, adjusted to reflect the 1-for-10 reverse stock split effected by the Company on June 14, 2024. Lantheus Holdings and Lantheus Alpha may each be deemed to have shared voting and dispositive power over all of the shares. The address of Lantheus Alpha is 201 Burlington Road, South Building, Bedford, MA 01730.
9.
Based on a Schedule 13G/A filed by FMR LLC (“FMR”) on November 7, 2024. Shares are held by accounts managed by direct or indirect subsidiaries of FMR. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR, representing 49% of the voting power of FMR. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940 (the “Investment Company Act“), to form a controlling group with respect to FMR. Neither FMR nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the "Fidelity Funds") advised by Fidelity Management & Research Company LLC ("FMR Co. LLC"), a wholly owned subsidiary of FMR, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of FMR is 245 Summer Street, Boston, MA 02210.
10.
Based on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) on November 8, 2024. BlackRock and its subsidiaries have sole voting and dispositive power over all of the shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The rules promulgated by the SEC under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the SEC pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

Delinquent Section 16(a) Reports

Based on Company records and other information, we believe that all reporting requirements for the year ended December 31, 2024 were complied with by each person who at any time during such year was a director or an executive officer or beneficially owned more than 10% of our common stock.

EXECUTIVE OFFICERS

The executive officers serving the Company as of April 2, 2025, were as follows:

Name	Age	Position Held
Johan (Thijs) Spoor	53	Chief Executive Officer, Director
Markus Puhlmann, M.D.	54	Chief Medical Officer
Juan Graham	49	Chief Financial Officer, Principal Financial Officer
Jonathan Hunt	58	Chief Accounting Officer, Principal Accounting Officer

Company Service History

Mr. Spoor was appointed as CEO and as a director of the Company on February 5, 2023. Dr. Puhlmann was appointed as Chief Medical Officer of the Company on February 5, 2023. Mr. Graham was appointed as Chief Financial Officer of the Company on January 6, 2025. Mr. Hunt was appointed as Chief Accounting Officer of the Company on August 16, 2024 and previously served as the Company’s Chief Financial Officer from December 3, 2018 until January 6, 2025 and as Co-Principal Financial Officer from February 12, 2019 until January 6, 2025. The Board appoints our officers, and their terms of office are at the discretion of the Board. Mr. Spoor, Dr. Puhlmann, Mr. Graham and Mr. Hunt have employment agreements.

Professional History

Johan (Thijs) Spoor – Mr. Spoor’s biographical information is incorporated by reference to the “Directors” section in the discussion of Proposal 1.

Markus Puhlmann, M.D., MBA – Dr. Puhlmann has served as the Chief Medical Officer of Perspective Therapeutics since February 5, 2023, prior to which he served as the Chief Medical Officer of Viewpoint beginning in October 2022. Dr. Puhlmann is a clinical researcher with over 30 years of combined experience in healthcare and the pharmaceutical industry with leadership positions in oncology drug development for solid and liquid tumor indications involving all phases of clinical development. Before joining Viewpoint, Dr. Puhlmann served as the CD30 Franchise Head of Global Clinical Development at Seagen (NASDAQ: SGEN) from 2019 to 2022, where he built programs to explore the immune modulating properties of antibody-drug conjugates for various oncology and non-oncology indications. Prior to his time at Seagen, Dr. Puhlmann worked at Merck & Co on the clinical development of pembrolizumab from 2015 to 2019. After initiating the pembrolizumab gynecological program, Dr. Puhlmann focused on the expansion of genitourinary indications and developed an extensive trial portfolio. In this capacity, Dr. Puhlmann led and contributed to many successful regulatory filings for pembrolizumab across different indications such as urothelial carcinoma, renal cell carcinoma and cervical cancer. In addition, Dr. Puhlmann led the clinical development program for the collaboration of the partnership between Merck and EISAI. Earlier in his career, he held various positions with increasing responsibilities in clinical development and medical affairs at Schering Plough, Bayer and Amgen. Dr. Puhlmann also spent six years at the Surgery Branch, NCI, NIH, where he researched suicide gene therapy approaches including the effects of cytokines on tumor neovasculature. Dr. Puhlmann trained as a surgeon in the UK and Germany and holds a medical degree from the Ludwig Maximilians University, Munich, Germany as well as an Executive MBA from Georgetown’s McDonough School of Business.

Juan Graham – Mr. Graham has served as the Company’s Chief Financial Officer since January 6, 2025. Prior to joining the Company, Mr. Graham was Chief Financial Officer for FibroGen, Inc. (NASDAQ: FGEN), a global biopharmaceutical company, from September 2021 to December 2024, which he led global finance with responsibilities for capital formation and allocation activities while supporting strategic licensing and partnership initiatives. Prior to FibroGen, Inc., Mr. Graham held multiple leadership positions of increasing responsibility at Johnson & Johnson (NYSE: JNJ) in the United States, Japan, Australia and New Zealand, including Global VP of Finance, Supply Chain from April 2019 to September 2021, as well as roles of global responsibility supporting commercial and research and development operations and business development. Mr. Graham received his bachelor’s degree in Business Administration from the Monterrey Institute of Technology and Higher Education and his Master of Business Administration from the McGill University Graduate School of Business.

Jonathan Hunt – Mr. Hunt has served as the Company’s Chief Accounting Officer since August 16, 2024. He also served as the Company’s Chief Financial Officer from December 3, 2018 until January 6, 2025 and as

Co-Principal Financial Officer from February 12, 2019 until January 6, 2025. Before joining the Company, Mr. Hunt was Chief Financial Officer at Vivid Learning Systems, an online safety training company, from 2009 to 2018, where he had a central role in its turnaround, including growing revenues and implementing financial policy and process changes that ultimately resulted in the successful sale of the business. Mr. Hunt previously served as Chief Financial Officer of the Company from 2006 to 2009. Prior to that, Mr. Hunt worked at Hypercom Corporation, a global provider of electronic payment solutions and manufacturer of credit card terminals, where he served as Assistant Corporate Controller from 2005 to 2006. Mr. Hunt holds a Bachelor of Science, Accountancy, and a Masters of Accountancy degree from Brigham Young University.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors is acting on behalf of, or will act at the direction of, any other person. There are no family relationships among our executive officers and directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Compensation

Our named executive officers for the fiscal year ended December 31, 2024, which consisted of our CEO and our two most highly compensated executive officers other than our CEO were:

•
Johan (Thijs) Spoor, CEO and Director;
•
Jonathan Hunt, our current Chief Accounting Officer and former Chief Financial Officer; and
•
Markus Puhlmann, Chief Medical Officer.

Summary Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during the year ended December 31, 2024 and the fiscal year ended December 31, 2023, earned by or paid to our named executive officers. Salary and other compensation for the named executive officers are set or recommended to the Board by the Compensation Committee.

					Non-equity
Name and				Option	incentive plan	All other
principal		Salary	Bonus	awards	compensation	compensation		Total
position	Year	($)	($)[2]	($)[1]	($)[4]	($)		($)
Johan (Thijs) Spoor	2024	619,423	-	4,423,666	315,000	13,800	[3]	5,371,889
CEO and Director	2023	506,269	21,666	603,215	287,500	40,346	[5]	1,458,996

Markus Puhlmann, M.D.	2024	489,723	-	1,327,100	198,720	13,800	[3]	2,029,343
Chief Medical Officer	2023	420,846	3,333	266,953	184,000	24,961	[6]	900,093

Jonathan Hunt	2024	447,365	-	884,733	150,000	13,800	[3]	1,495,898
Chief Financial Officer	2023	389,154	30,000	225,609	172,000	353,200	[7]	1,169,963

1.
Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the years ended December 31, 2024 and 2023. Options awarded to the named executive officers in 2024 vest equally each month over a 48-month period, and options awarded to the named executive officers in 2023 vest in four equal annual installments, with the first installment occurring at the time of grant, and expire 10 years after the date of grant. All options were granted at the fair market value of the Company’s common stock on the date of grant using a Black-Scholes methodology as discussed in Note 13, Share-Based Compensation, to our financial statements included in the Annual Report on Form 10-K.
2.
Amounts represent sign-on bonuses paid pursuant to employment agreements, effective June 1, 2023.
3.
Amount represents Company 401(k) matching contributions earned during the time period noted.
4.
Amounts represent annual performance-based cash bonuses earned for fiscal years 2024 and 2023.
5.
Mr. Spoor received $22,115 related to accrued paid time off pursuant to his employment agreement, effective June 1, 2023, and $18,231 relating to the Company 401(k) matching contributions.
6.
Dr. Puhlmann received $17,692 related to accrued paid time off pursuant to his employment agreement, effective June 1, 2023, and $7,269 relating to the Company 401(k) matching contributions.
7.
Mr. Hunt received $340,000 related to change in control payments due to the Company’s acquisition of Viewpoint pursuant to his employment agreement with Perspective, to be paid out over 12 months that began in February 2023. The amount also includes $13,200 relating to the Company 401(k) matching contributions.

Narrative to Summary Compensation Table

The Compensation Committee typically reviews and discusses management’s proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, the Compensation Committee then approves the compensation of each executive officer after discussions without members of management present.

Annual Base Salary

The annual base salaries of our named executive officers are determined, approved and reviewed by the Compensation Committee. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers.

In February 2023, at the closing of the acquisition of Viewpoint, Mr. Spoor and Dr. Puhlmann became employees of the Company. Mr. Spoor’s annual salary was $510,000 and increased to $575,000 on June 1, 2023 and to $630,000 on February 26, 2024 for 2024. Dr. Puhlmann’s annual salary was $450,000 and increased to $460,000 on June 1, 2023 and to $496,800 on February 26, 2024 for 2024. Mr. Hunt’s annual salary of $430,000 was increased to $451,500 on February 26, 2024 for 2024.

Prior to becoming employees of the Company, Mr. Spoor was the Chief Executive Officer of Viewpoint and was paid a salary of $39,231 for the period from January 1, 2023 to February 2, 2023, and Dr. Puhlmann was the Chief Medical Officer of Viewpoint and was paid a salary of $34,615 for the period from January 1, 2023 to February 2, 2023. See “Employment Agreements and Separation Agreements – Current Employment Agreements with our Named Executive Officers” below for more information.

Non-Equity Incentive Plan Compensation

We provide for annual cash incentives that reinforces our pay-for-performance approach. This incentive compensation is a short-term incentive program that rewards achievement. Annual incentive awards are awarded at the sole determination of the Compensation Committee (on behalf of the Board) based on the actual and measurable performance of the Company based on a set of corporate objectives for the previous year and are paid in the first quarter of the following year.

For the year ended December 31, 2024, our Chief Executive Officer had an opportunity to earn a bonus of 50% of his annual base salary, and each other named executive officer had an opportunity to earn a bonus of 40% of his annual base salary by meeting the target metrics as determined by the Compensation Committee.

For the year ended December 31, 2024, the Compensation Committee determined that the metrics underlying the Company’s cash bonus plan for 2024 were achieved at 100% of target for Mr. Spoor and Dr. Puhlmann, and Mr. Hunt was awarded a bonus of 33% of his 2024 base salary, each as reflected in the column of the “Summary Compensation Table” above entitled “Non-Equity Incentive Plan Compensation.”

Equity-Based Compensation

Stock options are granted to reward individuals for current performance, as an incentive for future performance and to align the long-term interests of our named executive officers with our stockholders. Stock options are granted under the Company’s 2020 Equity Incentive Plan, as amended from time to time (the “2020 Equity Incentive Plan”).

Stock options are generally awarded to named executive officers at commencement of employment and annually thereafter after taking into consideration the results of a competitive analysis that benchmarks long-term incentive awards granted to executives in comparable positions at peer companies. The exercise price for each option grant is the closing price of our common stock on the date of grant. Each option grant is for a term of 10 years from the date of grant. Until June 2024, the vesting schedule for option grants was 25% immediately, 25% on the first anniversary of the grant date, 25% on the second anniversary of the grant date, and 25% on the third anniversary of the grant date subject to continued employment with the Company. In June 2024, the Compensation Committee approved new vesting schedules pursuant to which (i) 25% of each “new-hire” grant would vest on the first anniversary of the grant date, and the remaining shares subject to such grant would vest in 36 equal monthly installments thereafter, and (ii) grants to existing executive officers and other employees would vest in 48 equal monthly installments beginning on the date that is one month after the grant date. During the year ended December 31, 2024, Mr. Spoor was granted 500,000 options, Dr. Puhlmann was granted 150,000 options, and Mr. Hunt was granted 100,000 options.

During the years ended December 31, 2023 and 2024, no options were repriced or otherwise materially modified.

401(k) Plan

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan allows the Company to make contributions at the discretion of management. During the years ended December 31, 2023 and 2024, the Company matched 100% of the first 4% of participants’ contributions to their 401(k) accounts, up to a maximum Company match of 4% of eligible compensation. The Company matching contributions were made during January 2024 for the January 1, 2023 to December 31, 2023 401(k) plan year. For the January 1, 2024 to December 31, 2024 401(k) plan year, the Company matching contributions were made in conjunction with each payroll cycle with a true-up contribution made in January 2025.

From the merger date through December 31, 2023, Viewpoint had a separate 401(k) plan with a company match where 100% of the first 6% of participants’ contributions were matched, up to a maximum company match of 6% of eligible compensation.

Outstanding Equity Awards at Fiscal Year-End

The following Outstanding Equity Awards at Fiscal Year-End table sets forth information concerning unexercised stock options for each of our named executive officers as of December 31, 2024.

Option awards

Equity Incentive Plan awards:
	Number of		Number of
	securities		securities
	underlying		underlying
	unexercised		unexercised		Option
	options		options		exercise	Option
	(#)		(#)		price	expiration
Name	exercisable		unexercisable		($)	date
Johan (Thijs) Spoor	62,500	[1]	437,500	[1]	10.65	06/20/2034
	166,945	[2]	166,942	[2]	2.40	12/12/2033
	845,475	[3]	-		1.30	02/13/2032
Markus Puhlmann, M.D.	18,750	[1]	131,250	[1]	10.65	06/20/2034
	73,881	[2]	73,880	[2]	2.40	12/12/2033
	140,806	[3]	-		1.30	09/18/2032
Jonathan Hunt	12,500	[1]	87,500	[1]	10.65	06/20/2034
	62,439	[2]	62,438	[2]	2.40	12/12/2033
	47,499	[4]	-		3.30	07/21/2032
	32,000	[5]	-		7.90	07/01/2031
	15,000	[6]	-		6.10	06/23/2030
	15,000	[7]	-		4.30	06/18/2029
	15,000	[8]	-		4.30	12/03/2028

1.
Represents an option award granted on June 20, 2024, one-forty-eighth of which becomes exercisable on the 20th day of each month starting on July 20, 2024.
2.
Represents an option award granted on December 12, 2023, one-fourth of which became exercisable on December 12, 2023, one-fourth of which became exercisable on December 12, 2024, one-fourth of which will become exercisable on December 12, 2025, and the final fourth of which will become exercisable on December 12, 2026.
3.
Represents a fully exercisable option grant assumed in connection with the merger with Viewpoint.
4.
Represents an option award granted on July 21, 2022, one-fourth of which became exercisable on July 21, 2022, and the remainder of which vested on February 3, 2023 in connection with the merger with Viewpoint as the merger constituted a “Change of Control” under the stock option plan.
5.
Represents an option award granted on July 1, 2021, one-fourth of which became exercisable on July 1, 2021, one-fourth of which became exercisable on July 1, 2022, and the remainder of which vested on February 3, 2023 in connection with the merger with Viewpoint as the merger constituted a “Change of Control” under the stock option plan.
6.
Represents an option award grant on June 23, 2020, one-fourth of which became exercisable on June 23, 2020, one-fourth of which became exercisable on June 23, 2021, one-fourth of which became exercisable on June 23, 2022, and the remainder of which vested on February 3, 2023 in connection with the merger with Viewpoint as the merger constituted a “Change of Control” under the stock option plan.
7.
Represents an option award grant on June 18, 2019, which was fully exercisable as of June 18, 2022.
8.
Represents an option award granted on December 3, 2018, which was fully exercisable as of December 3, 2021.

Employment Agreements and Separation Agreements

The following is a discussion of the material terms of each contract, agreement, plan or arrangement that provides for payments to our named executive officers at, following, or in connection with the resignation, retirement or other termination of such named executive officers, or a change in control of our company or a change in the named executive officer’s responsibilities following a change in control, with respect to each named executive officer.

Current Employment Agreements with our Named Executive Officers

The Company has entered into employment agreements with Johan (Thijs) Spoor, Jonathan Hunt, and Dr. Markus Puhlmann (each, an “Executive”). The term of each employment agreement began on June 16, 2023.

Under the employment agreements, each Executive may be eligible for periodic increases of his annual salary as determined by the Company in its sole discretion. Further, each Executive’s annual salary may not be decreased without his written consent, other than as part of a general arrangement implemented by the Board affecting all of the Company’s senior executive officials.

Under Mr. Hunt’s previous employment agreement with Isoray, Mr. Hunt was entitled to certain compensation based on the merger between the Company and Viewpoint, as such transaction was a Change of Control, as that term is defined in his previous employment agreement. The execution of Mr. Hunt’s current employment agreement did not terminate the Company’s obligation regarding such payment until it was fully satisfied.

Additionally, each Executive is eligible for a quarterly and an annual discretionary bonus as periodically established by the Compensation Committee based upon metrics to be established by the Compensation Committee. See “Non-Equity Incentive Plan Compensation” above for additional information. Each Executive is also eligible to participate in and receive stock options under the 2020 Equity Incentive Plan. See “Equity-Based Compensation” above for additional information.

Pursuant to the terms of the employment agreements, each Executive is an “at-will” employee. Either the Executive or the Company can terminate his employment with or without cause, for any reason or no reason, and at any time. If an Executive’s employment ends due to mutual written agreement with the Company, or an Executive resigns or is terminated for cause, the Company will pay his accrued but unpaid wages and approved but unreimbursed business expenses. If an Executive is terminated without cause or at-will, the Company will pay his accrued but unpaid wages, any bonus announced but not yet paid, approved but unreimbursed business expenses, twelve months’ severance based on his then-current base salary, a pro-rated amount of the quarterly and annual discretionary bonuses based on the number of full months the Executive has been employed during the fiscal year of his termination, and COBRA premiums for up to twelve months of coverage. Each Executive is subject to standard confidentiality provisions and non-compete and non-solicitation covenants for one year following termination of employment.

In the event of a Change of Control (as defined in the employment agreements), if an Executive is not retained by the new company, the Company will pay his accrued but unpaid wages, approved but unreimbursed business expenses, twelve months’ severance based on his then-current base salary, a pro-rated amount of the quarterly and annual discretionary bonus based on the number of full months the executive has been employed during the fiscal year of his termination, and COBRA premiums for up to twelve months of coverage. Additionally, regardless of whether an Executive is retained by the new company, the Company will pay the Executive twelve months’ salary based on his then-current base salary in accordance with the Company’s regular payroll practices. However, if the Executive’s employment with the new company terminates within twelve months of the Change of Control, the Executive will not be entitled to the severance pay described above other than in an amount equivalent to such portion of the Change in Control Compensation (as defined in the employment agreements) that the Executive has not then already received. Also, upon a Change of Control, all of the Executive’s outstanding unvested equity-based awards, at his option, will vest and become immediately exercisable and unrestricted.

Role of the Compensation Consultant

Pursuant to its Charter, the Compensation Committee has the authority to engage independent compensation consultants and other professionals to assist in the design, formulation, analysis, and implementation of compensation programs for our executive officers. In 2023 the Compensation Committee engaged Anderson Pay Advisors to review various elements of the Company’s overall compensation program, including performing reviews of the Company’s 2023 executive compensation plans. In 2024, the Compensation Committee engaged Aon to review various elements of the Company’s overall compensation program, including performing reviews of the Company’s 2024 executive compensation plans.

Role of Benchmarking and Peer Groups

As part of our pay philosophy, our executive compensation program is designed to attract, motivate and retain our executives in an increasingly competitive market. To this end, in 2024 we evaluated industry-specific and general market compensation practices and trends to ensure that our program features and named executive officer pay opportunities remain appropriately competitive. When determining salaries, target bonus opportunities and long-term incentive grants for our named executive officers, the Compensation Committee considers the performance of the Company and the individual, the nature of an individual’s role within the Company, experience in the officer’s current role, as well as input from its independent compensation consultant, among other variables.

In 2024, to facilitate its review and determination of executive compensation, the Compensation Committee engaged Aon to conduct a comprehensive competitive review of our executive compensation program. In connection with this review, in May 2024, Aon identified a peer group comprised of pharmaceutical and biotechnology companies roughly similar to the Company in market capitalization and focused on cancer treatments to the extent possible. The peer group consists of the 21 companies listed below:

ACELYRIN	ALX Oncology	ArcellX
Aura Biosciences	C4 Therapeutics	Caribou Biosciences
CG Oncology	Cogent Biosciences	Day One Biopharmaceuticals
Fusion Pharmaceuticals	Immunome	Janux Therapeutics
Kura Oncology	Kymera Therapeutics	Lyell Immunopharma
Morphic	Olema Pharmaceuticals	ORIC Pharmaceuticals
Relay Therapeutics	Shattuck Labs	Tango Therapeutics

Based on the Aon data and performance metrics, the Compensation Committee and (for Mr. Spoor) the Board determined the number of stock options to award to each named executive officer for 2024.

Pay Versus Performance Disclosure

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the SEC-defined Compensation Actually Paid (“CAP”) to our named executive officers (“NEOs”) and certain of our financial performance metrics during the fiscal periods listed below.

The table below presents information on the CAP to our Chief Executive Officers, as applicable (each, a principal executive officer, or “PEO”) and the average CAP to our other NEOs in comparison to certain performance metrics for the fiscal years ended December 31, 2024 and 2023, the six-month transition period ended December 31, 2022 (“TP”) and the twelve months ended June 30, 2022. The SEC-defined CAP data set forth in the table below does not reflect amounts actually paid, earned or received by our NEOs, and the metrics are not those that the Compensation Committee uses when setting executive compensation. See the “Compensation of Directors and Executive Officers” section of this Proxy Statement for a description of the compensation setting process for our executive officers including the use of a third-party consultant by the Compensation Committee.

Grants of equity awards in the form of stock options to our executive officers are intended to incentivize future value creation and to align the long-term interests of our executive officers with stockholders. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. The ultimate values actually realized by our NEOs from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

Per SEC rules, CAP is calculated by adjusting the Summary Compensation Table (“SCT”) “Total” values for the applicable period as described in the footnotes to the table.

Year	Summary Compensation Table Total for First PEO (1)	Summary Compensation Table Total for Second PEO (1)	Compensation Actually Paid to First PEO (3)(4)	Compensation Actually Paid to Second PEO (3)(4)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (“TSR”) (5)	GAAP Net Loss (in thousands)
2024	$-	$5,371,889	$-	$2,180,292	$1,762,621	$936,902	$39.88	$(79,279)
2023	$671,732	$1,458,996	$776,661	$1,821,016	$1,035,029	$1,213,369	$50.00	$(46,508)
TP	$550,594	$-	$481,043	$-	$330,888	$292,595	$31.25	$(7,335)
2022	$768,694	$-	$535,513	$-	$535,188	$385,651	$38.75	$(7,272)

(1)
Lori A. Woods served as Chief Executive Officer for the TP, 2022, and in 2023 until her resignation on February 3, 2023, and is identified as First PEO in the table. Johan (Thijs) Spoor has served as Chief Executive Officer since February 5, 2023, and is identified as Second PEO in the table.
(2)
For 2024 and 2023, the Non-PEO NEOs reflect the average SCT total compensation and average CAP for Jonathan Hunt and Markus Puhlmann. For the TP and 2022, the Non-PEO NEOs reflect the average SCT total compensation and average CAP for Jennifer Streeter, our former Chief Operating Officer and Vice President and Human Resources, and William Cavanagh III, our former Chief Research and Development Officer.
(3)
CAP is computed in accordance with SEC rules by subtracting the amounts in the “Option Awards” column of the SCT for each year or period from the “Total” column of the SCT and then: (i) adding the fair value as of the end of the reported year or period of all awards granted during the reporting year or period that are outstanding and unvested as of the end of the reporting year or period; (ii) adding the amount equal to the change as of the end of the reporting year or period (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year or period; (iii) adding, for awards that are granted and vest in the reporting year or period, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year or period; (v) subtracting, for any awards granted in any prior year that are forfeited during the reporting year or period, the amount equal to the fair value at the end of the prior year; and (vi) adding the value of any dividends (or dividend equivalents) paid in the reporting year or period on unvested equity awards and the value of accrued dividends (or dividend equivalents) paid on performance awards that vested in the reporting year or period. The following tables reflect the adjustments made to SCT “Total” compensation to compute CAP for our PEO and average CAP for our other NEOs:

First PEO:

	Total Compensation from SCT	Option Awards from the SCT	Value of New Unvested Awards	Change in Values for Prior Years Unvested Awards	Value of New Vested Awards	Change in Value of Prior Years Vested Awards	CAP
2024	$-	$-	$-	$-	$-	$-	$-
2023	$671,732	$-	$-	$-	$-	$104,929	$776,661
TP	$550,594	$(234,764)	$127,198	$(18,864)	$58,691	$(1,812)	$481,043
2022	$768,694	$(279,648)	$65,304	$(28,175)	$69,912	$(60,574)	$535,513

Second PEO:

	Total Compensation from SCT	Option Awards from the SCT	Value of New Unvested Awards	Change in Values for Prior Years Unvested Awards	Value of New Vested Awards	Change in Value of Prior Years Vested Awards	CAP
2024	$5,371,889	$(4,423,666)	$885,299	$(138,354)	$522,539	$(37,415)	$2,180,292
2023	$1,458,996	$(603,215)	$814,431	$-	$150,804	$-	$1,821,016
TP	$-	$-	$-	$-	$-	$-	$-
2022	$-	$-	$-	$-	$-	$-	$-

Other NEOs (Average):

	Total Compensation from SCT	Option Awards from the SCT	Value of New Unvested Awards	Change in Values for Prior Years Unvested Awards	Value of New Vested Awards	Change in Value of Prior Years Vested Awards	CAP
2024	$1,762,621	$(1,105,917)	$221,325	$(56,487)	$130,636	$(15,276)	$936,902
2023	$1,035,029	$(246,281)	$332,516	$-	$61,570	$30,535	$1,213,369
TP	$330,888	$(118,631)	$64,275	$(12,387)	$29,658	$(1,208)	$292,595
2022	$535,188	$(186,432)	$43,536	$(16,905)	$46,608	$(36,344)	$385,651

(4)
The following summarizes the valuation assumptions used for stock option awards included as part of CAP: (i) stock option fair value was calculated using the Black-Scholes option pricing model; (ii) expected life of each stock option is based on the expected life assumption that was in effect on the original grant date less the time that had elapsed since the grant date; (iii) strike price is based on each grant date closing price and asset price is based on each vest/fiscal year end closing price; (iv) risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/fiscal year end date; (v) historical volatility is based on daily price history for each expected life (years) prior to each vest/fiscal year end date; (vi) closing prices are adjusted for dividends and splits; and (vii) annual dividend yield on each vest/fiscal year end date is 0.00% as the Company has never paid a common stock dividend.
(5)
Reflects the cumulative TSR of the Company for the one-year period ended June 30, 2022, the period from June 30, 2021 to the end of the TP on December 31, 2022, the period from June 30, 2021 to the end of fiscal year 2023 on December 31, 2023, and the period from June 30, 2021 to the end of fiscal year 2024 on December 31, 2024, assuming a $100 investment at the closing price on June 30, 2021.

The following graphs illustrate the relationship during 2024, 2023, the TP, and 2022 of the CAP for our two PEOs noted above and the average CAP for our other NEOs as calculated pursuant to SEC rules to (i) our cumulative TSR and (ii) our net loss (each as set forth in the table above). Note that we do not utilize TSR or net loss in our executive compensation program; however, we do utilize several other performance measures to align executive compensation with the Company’s performance. See the “Compensation of Directors and Executive Officers” section of this Proxy Statement for a description of the compensation setting process for our executive officers, including a description of the performance-based cash bonus component of our compensation program, which is designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals.

Director Compensation

During 2024, the Company’s non-employee director compensation policy provided for the following cash compensation for our non-employee directors: (i) a $60,000 annual cash retainer; (ii) an additional annual cash retainer of $30,000 for service as Chairperson of the Board; and (iii) additional annual cash retainers for committee chairs equal to $15,000. Additionally, each non-employee director was granted 23,000 stock options for a term of 10 years from the date of grant, with 100% of the options vesting on the first anniversary of the grant date. Employee directors do not receive any compensation for their service on the Board.

2024 Director Compensation

The following table sets forth information concerning the compensation of the non-employee directors of the Company who served for all or a portion of the year ended December 31, 2024. Johan (Thijs) Spoor, our CEO and a director, did not receive any compensation for his service on the Board in 2024. Mr. Spoor’s compensation for service as an employee in 2024 is presented in “Executive Officer Compensation – Summary Compensation Table” above.

	Fees earned
	or paid in	Option
	cash	awards	Total
Name	($)	($)(1)(2)	($)
Lori A. Woods	90,000	192,540	282,540
Heidi Henson	75,000	192,540	267,540
Robert Froman Williamson, III	75,000	192,540	267,540
Frank Morich, M.D., Ph.D.	75,000	192,540	267,540

1.
As of December 31, 2024, the aggregate number of shares of common stock subject to outstanding options held by our current non-employee directors were 116,000 for each of Mr. Williamson and Ms. Henson, 226,747 for Dr. Morich, and 264,250 for Ms. Woods.
2.
The amounts reported in the “Option Awards” column represent the aggregate grant date fair value of stock options awarded during the year ended December 31, 2024, calculated in accordance with the provisions of FASB

ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the options reported in this column are set forth in Note 13, Share-Based Compensation, to our financial statements included in the Annual Report on Form 10-K. The amount reported reflects the accounting cost for the options and does not correspond to the actual economic value that may be received by the non-employee director upon the exercise of the options or any sale of the underlying shares of our common stock.

Clawback Policy

In order to align further management’s interests with the interests of our stockholders and to support good corporate governance practices, the Board has adopted a recoupment policy. Subject to rules of the SEC and NYSE American, in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws, the Compensation Committee has the authority to determine the appropriate means of recovering from any of our current or former executive officers, as determined in accordance with such rules, who received performance-based compensation (including stock options awarded as compensation) during the period for which we are required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. The Compensation Committee may also take any other actions authorized by our Incentive Compensation Recovery Policy.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Senior Leadership applicable to our Chief Executive Officer and all Senior Financial Officers that supplements our Code of Conduct and Ethics (together, the “Codes”).

The Codes are available to the public on our website at http://www.perspectivetherapeutics.com/investors/governance-documents. Each of these Codes comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission. Any amendments to or waivers of the Codes must be promptly posted on our website at www.perspectivetherapeutics.com or in a Report on Form 8-K, as required by applicable laws. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of the Codes by posting such information on the website address and location specified above.

Insider Trading Policy and Prohibition on Hedging and Pledging

The Board has adopted an insider trading policy (the “Insider Trading Policy”) that governs purchases, sales and other dispositions of Company securities by our directors, officers and other employees, as well as family members, other members of a person’s household and entities controlled by a person covered by the Insider Trading Policy (collectively, “Covered Persons“). The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. Among other things, the Insider Trading Policy prohibits Covered Persons from engaging in transactions in Company securities while aware of material nonpublic information about the Company. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities.

Additionally, under the Insider Trading Policy, our directors, officers, other employees and other Covered Persons are prohibited from engaging in the following transactions at any time: (i) short sales of our securities; (ii) trading in put options, call options or other derivative securities on an exchange or in any other organized market; (iii) hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and (iv) holding our securities in a margin account or otherwise pledging our securities as collateral for loan.

A copy of the Insider Trading Policy was filed as Exhibit 19.1 to the Annual Report on Form 10-K.

Equity Grant Policies and Practices

We do not have a formal policy, program or plan that requires us to award equity or equity-based compensation on specific dates. The Board and the Compensation Committee typically approve annual equity awards at or shortly following regularly scheduled Board or Compensation Committee meetings in the first quarter of each fiscal year. Equity awards for new hires are generally made on a new employee’s first day of employment. All awards are granted under a stockholder-approved plan, with the grant date of any award being no earlier than the date on which such award is approved, and the grant price of any award being no less than the closing price for a share of our common stock on the grant date. The Board and the Compensation Committee do not take material nonpublic information into account when determining the timing and terms of option and option-like equity awards. Further, the Board and the Compensation Committee have not timed, and do not plan to time, the disclosure of material nonpublic information for the purpose of affecting the value of equity compensation.

During the year ended December 31, 2024, no options or option-like awards were granted to our named executive officers during any period beginning four business days before (i) the filing of a periodic report on Form 10-Q or Form 10-K or (ii) the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such a report with the SEC.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2024, the following options had been granted under the 2020 Incentive Plan, the 2017 Incentive Plan, and prior stock option plans that have now expired.

Plan Category	Number of securities to be issued on exercise of outstanding options, warrants, and rights (a)		Weighted- average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))
Equity compensation plans approved by security holders	7,335,001	[1]	$6.06	4,910,871	[2,3]
Equity compensation plans not approved by security holders	17,500	[4]	$11.20	-
Total	7,352,501		$6.07	4,910,871

1.
Consists of shares underlying stock options granted under the 2020 Incentive Plan, the 2017 Incentive Plan and under prior stock option plans that have now expired.
2.
Consists of shares of common stock reserved for future issuance under the 2020 Incentive Plan.
3.
The 2020 Incentive Plan contains an “evergreen” provision, which contemplates that on January 1st of each year, the number of shares of common stock authorized for issuance under the 2020 Incentive Plan will increase in an amount equal to five percent (5%) of the number of shares of common stock issued and outstanding on December 31 of the immediately preceding year (subject to adjustment in the event of stock splits and other similar events); provided, however, that the Board may act prior to January 1 of a given year to provide that there will be no increase in the share limit for such year or provide that the increase for such year will be a lesser number of shares of common stock..
4.
Consists of 17,500 shares of common stock underlying stock options that had been granted under our 2005 Stock Option Plan and 2006 Director Stock Option Plan. Both of these plans are now expired. For a description of these plans, please see Note 10 to the consolidated financial statements included our Annual Report on Form 10-K for the fiscal year ended June 30, 2015.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Review, Approval or Ratification of Transactions with Related Persons

The Company has adopted a written Related Party Transaction Policy and general corporate governance practices that provide for Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors or their immediate family members, to the extent that they may arise. The Board and the Audit Committee review any transaction with an officer or director or their immediate family members to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to the Audit Committee. The Audit Committee approved each of the transactions described below.

Transactions with Related Persons

Except as disclosed below, there have been no such related-person transactions since January 1, 2023 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 and one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, director nominees, executive officers or beneficial owners of more than 5% of our common stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements that we have entered into with our executive officers and directors.

Lantheus Agreements

As of April 2, 2025, Lantheus Alpha (together with Lantheus Holdings, “Lantheus”) owned approximately 15.77% of our outstanding common shares and is a “related person” for purposes of the SEC rules. For clarity, Lantheus was not a related party at the time we entered into each of the Lantheus Investment Agreement, the Progenics APA and the Option Agreement (as such agreements are defined below); Lantheus became a related party upon consummation of the transactions contemplated by such agreements.

Investment Agreement

On January 8, 2024, the Company entered into an investment agreement (the “Lantheus Investment Agreement”) with Lantheus, pursuant to which the Company agreed to sell and issue to Lantheus in a private placement transaction (the “Lantheus Private Placement”) certain shares (the “Lantheus Shares”) of the Company’s common stock. The closing of the purchase and sale of the Lantheus Shares to Lantheus by the Company (the “Lantheus Closing”) was subject to Perspective raising at least $50.0 million of gross proceeds (excluding Lantheus’ investment) in a qualifying third-party financing transaction, which occurred on January 22, 2024. The number of Lantheus Shares sold was 5,634,235, representing 19.99% of the outstanding shares of the Company’s common stock as of January 8, 2024. The Lantheus Shares were sold at a price of $3.70 per share, for gross proceeds to the Company of approximately $20.8 million. Pursuant to the Lantheus Investment Agreement, the Company agreed to cooperate in good faith to negotiate and enter into a registration rights agreement with Lantheus, obligating the Company to file a registration statement on Form S-3 with the SEC to register for resale the Lantheus Shares issued at the Lantheus Closing (the “Registration Statement”). The Company filed the Registration Statement on March 29, 2024, and the SEC declared it effective on April 9, 2024. The Lantheus Investment Agreement also contains agreements between Perspective and Lantheus whereby Lantheus is provided certain board observer and information rights, subject to certain exceptions.

The Lantheus Investment Agreement also provides Lantheus with certain pro rata participation rights to maintain its ownership position in the Company in the event that the Company makes any public or non-public offering of any equity or voting interests in the Company or any securities that are convertible or exchangeable into (or exercisable for) equity or voting interests in the Company, subject to certain exceptions.

Pursuant to the Lantheus Investment Agreement, the Company is required to notify Lantheus within 10 business days of the end of a fiscal quarter in which the Company issued shares of its common stock pursuant to “at the market” sales programs, including that certain that certain Controlled Equity OfferingSM Sales Agreement with Cantor Fitzgerald & Co. and RBC Capital Markets, LLC (the “ATM Agreement”), of (i) the number of shares of the

Company’s common stock issued during such fiscal quarter pursuant to the ATM Agreement and (ii) the average price per share received by the Company before commissions (the “ATM Average Price”). Upon receipt of such notice, Lantheus may elect, at its option, to purchase all or a portion of its Pro Rata Portion (as defined in the Lantheus Investment Agreement) of such shares at an aggregate price equal to the number of shares purchased multiplied by the ATM Average Price for such quarter (the “ATM Participation Right”). Pursuant to the Lantheus Investment Agreement, Lantheus may not exercise the ATM Participation Right more than two times per calendar year.

Asset Purchase Agreement

On January 8, 2024, the Company entered into an Asset Purchase Agreement (the “Progenics APA”) with Progenics Pharmaceuticals, Inc., a Delaware corporation and affiliate of Lantheus (“Progenics”), pursuant to which the Company acquired certain assets and the associated lease of Progenics’ radiopharmaceutical manufacturing facility in Somerset, New Jersey for a purchase price of $8.0 million in cash. The transactions contemplated by the Progenics APA closed on March 1, 2024.

Option Agreement

On January 8, 2024, the Company entered into that certain Option Agreement (the “Option Agreement”) with Lantheus whereby Lantheus was granted an exclusive option to negotiate an exclusive, worldwide, royalty- and milestone-bearing right and license to [212Pb]VMT-α-NET, the Company’s clinical-stage alpha therapy developed for the treatment of neuroendocrine tumors and a right to co-fund the Investigational New Drug (“IND”) application, enabling studies for early-stage therapeutic candidates targeting prostate-specific membrane antigen and gastrin-releasing peptide receptor and, prior to IND filing, a right to negotiate for an exclusive license to such candidates. In consideration of the rights granted by the Company to Lantheus pursuant to the Option Agreement, Lantheus paid the Company a one-time payment of $28.0 million, subject to certain withholding provisions associated with the closing of Progenics APA.

Under the terms of the Option Agreement, Lantheus also had a right of first offer and last look protections for any third-party merger and acquisition transactions involving the Company, which expired on January 8, 2025.

March 2024 Private Placement

On March 4, 2024, the Company entered into an investment agreement with certain accredited institutional investors pursuant to which the Company agreed to issue and sell, in a private placement, 9,200,998 shares of its common stock for a purchase price of $9.50 per share (with numbers adjusted to reflect the 1-for-10 reverse stock split effected by the Company on June 14, 2024) (the “March 2024 Private Placement”). The gross proceeds to the Company from the March 2024 Private Placement were approximately $87.4 million, before deducting fees payable to the Placement Agents (as defined therein) and other transaction expenses. Lantheus purchased 6,043,103 of the shares of common stock sold as part of the March 2024 Private Placement, resulting in approximately $57.4 million in gross proceeds, before the deducting the fees as described above.

August 2024 Access and License Agreement

In August 2024, Perspective assumed a lease from Progenics for office space in Somerset, New Jersey (the “Somerset Office”). The lease terminates in November 2028. The Office lease expense is approximately $14,000 per month for 8,200 square feet. Upon assuming the lease, Perspective entered into a license and access agreement with Lantheus, which provides access to both dedicated and shared space of the Somerset Office of approximately 1,700 square feet and 1,150 square feet, respectively. There is no renewal option, and the termination options are available only for material breaches.

Director Independence

As discussed elsewhere in this Proxy Statement, using the NYSE American listing standards, the Company’s Board has determined that Heidi Henson, Frank Morich, M.D., Ph.D. and Robert Froman Williamson, III each meet the NYSE American listing standards for independence both as a director and as a member of the Audit Committee. The Board has affirmatively determined that each of the members of the Compensation Committee is “independent”

as independence is defined in Section 805(c) of the NYSE American listing standards and Rule 10C-1 under the Exchange Act. No other directors are independent under these standards.

None of our existing directors were disqualified from independent status under the objective standards of the NYSE American other than Mr. Spoor, who did not qualify as he is an employee director, and Ms. Woods, who did not qualify because she was an employee of the Company within the last three years. In reviewing the subjective criteria of “any relationship that would interfere with the exercise of independent judgment” in carrying out the responsibilities of a director, the Board determined that all directors, other than Mr. Spoor and Ms. Woods, met this criterion well.

The Company did not consider any other relationship or transaction between itself and these independent directors not already disclosed in this proxy statement in making these independence determination.

Director and Officer Indemnification

Our Certificate of Incorporation provides to our directors and officers indemnification to the fullest extent provided by Delaware law, and provides that, to the fullest extent permitted by Delaware law, such directors will not be personally liable for monetary damages to us or our stockholders for breach of his or her fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith, or which involve intentional misconduct, or a knowing violation of the law, (iii) illegal distributions to stockholders or unlawful stock repurchases, or (iv) for any transaction from which the director derived an improper personal benefit.

In addition, we have entered into indemnification agreements with each of our directors and executive officers, pursuant to which we have agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. We also maintain an insurance policy under which our directors and officers are insured against certain liabilities which might arise out of their relationship with us as directors and officers.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this Proxy Statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Stockholder Communications with the Board

The Company provides for a process for stockholders to send communications to the Board. To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Chris Nenno, General Counsel and Corporate Secretary

Perspective Therapeutics, Inc.

2401 Elliott Avenue, Suite 320

Seattle, WA 98121

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a “Stockholder Communication with Directors” and clearly identify the intended recipient(s) of the communication. The Company’s General Counsel and Corporate Secretary will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressee(s) if (1) the communication complies with the aforementioned requirements and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s General Counsel and Corporate Secretary may forward the communication to the executive officer or chair of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Board Attendance at Annual Meeting

The Company’s corporate governance guidelines encourage, but do not require, Board members to attend the Company’s annual meetings of stockholders. All Board members attended the most recent annual meeting.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy, and any additional solicitation material that the Company may provide to stockholders. Proxies will be primarily solicited by mail.

Some of our directors, officers, and other employees may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, or other electronic means.

The Company will also request brokers, banks and other nominees to forward solicitation materials to the beneficial owners of shares of common stock as of the Record Date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge, and the Company’s General Counsel and Corporate Secretary, Chris Nenno, will serve as the inspector of elections for the Annual Meeting.

Stockholder Proposals and Director Nominations

In accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”), if a stockholder wishes to present a proposal for inclusion in the Company’s proxy materials for the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), the Company’s Corporate Secretary must receive written notice of such proposal at the Company’s executive offices at 2401 Elliott Avenue, Suite 320, Seattle, Washington 98121 no later than the close of business on December 17, 2025, the date that is 120 days prior to the first anniversary of the date this Proxy Statement was first released to stockholders, in order to be considered timely under SEC rules. However, in accordance with Rule 14a-8, if the date of the 2026 Annual Meeting is changed by more than 30 days from the first anniversary date of the 2025 Annual Meeting, then the deadline will be a reasonable time before the Company begins to print and send its proxy materials for the 2026 Annual Meeting. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

In accordance with the advance notice procedures set forth in the Company’s bylaws, if a stockholder wishes to bring business before the 2026 Annual Meeting outside of Rule 14a-8 or to nominate a person for election as a director at the 2026 Annual Meeting, such proposal must be delivered to the Company’s Corporate Secretary at the Company’s principal executive offices not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at the 2026 Annual Meeting, the Company must receive such a proposal not earlier than the close of business on January 28, 2026, and not later than the close of business on February 27, 2026, in order to be considered timely. However, if the date of the 2026 Annual Meeting is a date that is more than 30 days before or more than 60 days after the anniversary date of the 2025 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2026 Annual Meeting or, if the first public announcement of the date of the 2026 Annual Meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company. Any such proposal must contain the information specified in, and otherwise comply with, the Company’s bylaws. Any such proposal must be delivered to: Perspective Therapeutics, Inc., Attn: Corporate Secretary, 2401 Elliott Avenue, Suite 320, Seattle, Washington 98121. Stockholders are advised to review the Company’s bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.

In addition to satisfying the procedures set forth in the Company’s bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees at the Company’s 2026 Annual Meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than March 31, 2026, which is the first business day following the 60th calendar day prior to the anniversary of the 2025 Annual Meeting. However, if the date of the 2026 Annual Meeting has changed by more than 30 days from the first anniversary date of the 2025 Annual Meeting, then notice must be provided by the later of (i) 60 days prior to the date of the 2026 Meeting or (ii) the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Annual Meeting to any household at which two or more stockholders reside. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below, and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

•
If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 150 Royall Street, Suite 101, Canton, MA 02021 (Attn: Perspective Therapeutics, Inc. Representative) or calling (800) 962-4284; or
•
If a broker, bank or other nominee holds your shares, please contact your broker, bank or other nominee directly.

MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Chris Nenno

Chris Nenno, General Counsel and Corporate Secretary

PERSPECTIVE THERAPEUTICS, INC. 2401 ELLIOTT AVENUE, SUITE 320 SEATTLE, WA 98121 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V69400-P26720 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. PERSPECTIVE THERAPEUTICS, INC. The Board of Directors of Perspective Therapeutics, Inc. (the "Company") recommends you vote “FOR ALL” of the nominees for Proposal 1: 1. To consider and vote on a proposal to elect five directors named in the Proxy Statement, each to hold office until the Company’s 2026 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified: Nominees: 01) Lori A. Woods 02) Heidi Henson 03) Robert Froman Williamson, III 04) Frank Morich, M.D., Ph.D. 05) Johan (Thijs) Spoor The Board of Directors of the Company recommends you vote “FOR” Proposals 2 and 3: 2. To consider and vote on a proposal to ratify the appointment of With um Smith + Brown, PC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. 3. To consider and vote on a proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V69401-P26720 REVOCABLE PROXY PERSPECTIVE THERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS The undersigned hereby appoints Johan (Thijs) Spoor and Juan Graham, and each of them or either of them, as proxies, with full power of substitution and revocation, to act for and in the name of the undersigned to vote all shares of common stock of Perspective Therapeutics, Inc. (the "Company") that the undersigned is entitled to vote at the 2025 Annual Meeting of Stockholders of the Company, to be held at 2401 Elliott Avenue, Suite 320, Seattle, Washington 98121, on Wednesday, May 28, 2025, at 8:30 a.m., Pacific Time, and at any and all adjournments or postponements thereof, as indicated on the reverse side. This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR ALL" on proposal 1 and "FOR" proposals 2 and 3. The undersigned hereby authorizes the proxies to vote their shares of common stock in such proxies' discretion if any other business is properly presented at the 2025 Annual Meeting of Stockholders of the Company or any adjournments or postponements thereof. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. The undersigned may revoke this proxy card at any time prior to its use (1) by providing a written notice of revocation to Corporate Secretary, 2401 Elliott Avenue, Suite 320, Seattle, WA 98121, (2) by granting a new proxy bearing a later date that is timely received by the Company or (3) by voting in person at the 2025 Annual Meeting of Stockholders of the Company. Continued and to be signed on reverse side